Exhibit 10.2

FIRST AMENDMENT TO

LETTER AGREEMENT

This FIRST AMENDMENT TO LETTER AGREEMENT, (this “First Amendment”), dated as of June 9, 2005, is entered into by and between Accellent Inc., a Maryland corporation formerly known as UTI Corporation (“Accellent” or the “Company”), and DLJ Merchant Banking III, Inc. (“DLMBJ”).

RECITALS

A.            Accellent and DLJMB are parties to that certain letter agreement dated June 30, 2004 (the “Letter Agreement”) by which DLJMB was engaged to act as the Company’s financial advisor with respect to certain services identified in the Letter Agreement.

B.            Accellent and DLJMB wish to amend the Letter Agreement to increase the cap amount of certain fees which may be paid to DLJMB from $750,000 to $1,750,000.

C.            Unless otherwise amended herein, capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Letter Agreement.

AGREEMENT

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto amend the Letter Agreement as follows:

1.  Section 3(d) of the Letter Agreement is hereby amended by deleting the reference in Section 3(d) to “$750,000” and replacing it with “$1,750,000.”

2.  Other than the amendments and modifications specifically contained herein, the Letter Agreement remains unmodified and in full force and effect.

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SIGNATURES

IN WITNESS WHEREOF, Accellent and DLJMB have caused this First Amendment to be signed by their respective officers thereunto duly authorized as of the date first written above.

ACCELLENT INC.

By:	/s/ Stewart A. Fisher
	Name:	Stewart A. Fisher
	Title:	Executive Vice President and
Chief Financial Officer

DLJ MERCHANT BANKING III, INC.

By:	/s/ Avinash Kenkare
	Name:	Avinash Kenkare
Title:

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